FOR IMMEDIATE RELEASE
PREMIER EXHIBITIONS, INC. REPORTS RECORD RESULTS
FOR ITS THIRD QUARTER AND
NINE MONTHS ENDING NOVEMBER 30, 2006

For the Quarter:
•	$7.9 million in revenue

•	$3.7 million in income before taxes or $0.12 per share

•	$0.08 and $0.07, basic and diluted EPS
For the Nine-Months:
•	$20 million in revenue

•	$7.7 million in income before taxes or $0.25 per share

•	$0.17 and $0.15, basic and diluted EPS

     Atlanta, GA, January 9, 2007 - Premier Exhibitions, Inc. (NASDAQ:PRXI) today reported its earnings and results of operations for its third quarter and nine-months ended November 30, 2006. Revenue for the third quarter totaled $7.9 million as compared to $2.8 million in the same prior year period. For the nine-month period, revenue totaled $20 million as compared to $9 million in the prior year period.
     In the third quarter net income was $2.2 million, or $0.07 per share as compared to $.09 million, or $0.00 per share, in the same prior year period. Net income for the nine-month period was $4.6 million, or $0.15 per share as compared to $2 million, or $0.08 per share, in the same prior year period.
     For comparability to the prior year period, which had no provision for income taxes, the third quarter income before taxes was $3.7 million, or $0.12 per share as compared to $.09 million, or $0.00 per share. Income before taxes for the nine-month period was $7.7 million, or $0.25 per share as compared to $2.0 million, or $0.08 per share, in the same prior year period.
     The diluted shares outstanding for the quarter and nine-month period ended November 30, 2006 was 31,881,095 and 30,665,766, respectively. The diluted shares outstanding for the corresponding quarter and nine-month period ended November 30, 2005 was 27,824,242 and 26,760,048, respectively.

Presentation of Additional Information Regarding Net Income, EBITDA and Free Cash Flow
     Net Income. Excluding Premier Exhibitions’ non-cash provision for income taxes ($1.5 and $3.0 million in the quarter and nine-month period, respectively, and not present in the prior year periods), depreciation and amortization and non-cash option, warrant and stock compensation, net income for the quarter and nine-months ended November 30, 2006 was $4.7 million and $10.2 million, respectively, and EPS was $0.15 and $0.33, respectively. Adjusting net income to exclude non-cash provision for income taxes, depreciation and amortization and non-cash option and warrant based compensation results in a figure which is not a GAAP measure. Premier Exhibitions believes that the provision of such non-GAAP information regarding net income is important to investors and other readers of Premier Exhibitions’ financial statements as it provides a useful measure of Premier Exhibitions’ liquidity. A table reconciling the non-GAAP information presented above to GAAP follows the financial statements included with this press release.
     EBITDA. Premier Exhibitions’ EBITDA for the quarter and nine-months ended November 30, 2006 was $3.9 million and $8.6 million, respectively. EBITDA is defined as net income from continuing operations before other income, income taxes, interest and depreciation and amortization. EBITDA does not represent cash flows from operations as defined by GAAP, and should not be considered as either an alternative to net income as an indicator of Premier Exhibitions’ operating performance or as an alternative to cash flows as a measure of Premier Exhibitions’ liquidity. Nevertheless, Premier Exhibitions believes that providing non-GAAP information regarding EBITDA is important for investors and other readers of Premier Exhibitions’ financial statements, as it provides a measure of liquidity. In addition, EBITDA is commonly used as an analytical indicator within the entertainment and exhibitions industries. Because EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA, as presented, may not be directly comparable to other similarly titled measures used by other companies. A table reconciling the non-GAAP information presented above to GAAP follows the financial statements included with this press release.
     Free Cash Flow. Premier Exhibitions’ Free Cash Flow for the quarter and nine months ended November 30, 2006 was $2.2 million and $3.5 million, respectively. Free Cash Flow is defined as net income plus depreciation and amortization less capital expenditures. Free Cash Flow does not represent cash flows from operations as defined by GAAP, and should not be considered as either an alternative to net income as an indicator of Premier Exhibitions’ operating performance or as an alternative to cash flows as a measure of Premier Exhibitions’ liquidity. Nevertheless, Premier Exhibitions believes that providing non-GAAP information regarding Free Cash Flow is important for investors and other readers of Premier Exhibitions’ financial statements, as it provides a measure of liquidity. Because Free Cash Flow is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Free Cash Flow, as presented, may not be directly comparable to other similarly titled measures used by other companies. A table reconciling the non-GAAP information presented above to GAAP follows the financial statements included with this press release.

     Management Conference Call
     The conference call will be on Wednesday, January 10, 2007 at 9:00 A.M. EDT. To participate U.S. callers dial: 1 (800) 262-1292 and international callers dial: (00) 1 719 457-2680.
     Premier Exhibitions, Inc. is a major provider of museum quality touring exhibitions throughout the world.
Investor Relations:
North Coast Advisors, Inc:
Craig T. Stewart
585-218-7371
cstewart@ncainc.com
Media Inquiries:
Premier Exhibitions, Inc.:
Katherine Morgenstern
404.842.2675
kmorgenstern@prxi.com
Forward-Looking Statements
Certain of the statements contained in this press release contain forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Premier Exhibitions has based these forward-looking statements on its current expectations and projections about future events, based on the information currently available to it. The forward-looking statements contained in this press release may also include statements relating to Premier Exhibitions’ anticipated financial performance, business prospects, new developments, new strategies and similar matters. Certain of the factors described in Premier Exhibitions’ filings with the Securities and Exchange Commission, including the section of its Annual Report on Form 10-K/A Amendment No.1 for the year ended February 28, 2006 entitled “Risk Factors”, may affect the future results of Premier Exhibitions and cause those results to differ materially from those expressed in the forward-looking statements. Premier Exhibitions disclaims any obligation to update any of its forward-looking statements, except as may be required by law.

Premier Exhibitions, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended November 30,		Nine Months Ended November 30,
	2005	2006	2005	2006
	restated		restated
Revenue:
Exhibition revenues	$2,650,000	$7,659,000	$8,540,000	$19,006,000
Merchandise and other	101,000	262,000	411,000	961,000
Sale of coal	21,000	25,000	87,000	81,000

Total revenue	2,772,000	7,946,000	9,038,000	20,048,000
Cost of revenue:
Exhibition costs	895,000	1,867,000	2,318,000	4,404,000
Cost of merchandise sold	4,000	30,000	22,000	105,000
Cost of coal sold	1,000	4,000	9,000	10,000

Total cost of revenue (exclusive of depreciation and amortization shown separately below)	900,000	1,901,000	2,349,000	4,519,000
Gross profit	1,872,000	6,045,000	6,689,000	15,529,000

Operating expenses:
General and administrative	1,677,000	2,105,000	4,076,000	6,563,000
Depreciation and amortization	292,000	341,000	655,000	1,053,000
Litigation settlement	—	—	—	350,000
Loss on sale of fixed assets	—	—	84,000	—

Total operating expenses	1,969,000	2,446,000	4,815,000	7,966,000

Income from operations	(97,000)	3,599,000	1,874,000	7,563,000
Other income and expenses:
Interest income	33,000	55,000	37,000	107,000
Interest expense	(14,000)	(12,000)	(65,000)	(51,000)
Other income	168,000	25,000	168,000	36,000

Total other income and expenses	187,000	68,000	140,000	92,000
Income before provision for income taxes	90,000	3,667,000	2,014,000	7,655,000
Provision for income taxes	—	1,467,000	—	3,062,000
Net income	$90,000	$2,200,000	$2,014,000	$4,593,000

Net income per share:
Basic income per common share	$0.00	$0.08	$0.09	$0.17

Diluted income per common share	$0.00	$0.07	$0.08	$0.15

Shares used in basic per share calculations	24,517,620	28,310,105	23,453,426	27,338,690

Shares used in diluted per share calculations	27,824,242	31,881,095	26,760,048	30,665,766

Premier Exhibitions, Inc. and Subsidiaries
Consolidated Balance Sheets

	February 28,	November 30,
	2006	2006
Assets	restated	(unaudited)
Current assets:
Cash and cash equivalents	$4,129,000	$10,176,000
Marketable securities	570,000	—
Accounts receivable, net	1,585,000	3,149,000
Prepaid expenses and other current assets	3,458,000	4,481,000

Total current assets	9,742,000	17,806,000
Artifacts owned, at cost	4,476,000	4,472,000
Salvor’s lien	1,000	1,000
Property and equipment, net	2,033,000	3,714,000
Exhibition licenses, net	3,475,000	2,909,000
Deferred income taxes	2,504,000	1,733,000
Other assets	132,000	141,000

	$22,363,000	$30,776,000

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	1,038,000	1,764,000
Deferred revenue	300,000	371,000
Notes payable	1,350,000	—

Total current liabilities	2,688,000	2,135,000
Commitments and contingencies	—	—
Shareholders’ equity:
Common stock; $.0001 par value; authorized 40,000,000 shares; issued and outstanding 26,062,089 and 28,560,144 shares at February 28, 2006 and November 30, 2006, respectively	3,000	3,000
Common stock payable	920,000	96,000
Additional paid-in capital	27,178,000	32,724,000
Accumulated deficit	(8,324,000)	(3,733,000)
Accumulated other comprehensive income (loss)	(102,000)	(127,000)
Treasury stock, at cost; 46,523 shares at November 30, 2006	—	(322,000)

Total shareholders’ equity	19,675,000	28,641,000

	$22,363,000	$30,776,000

ATTACHMENT II
Premier Exhibitions, Inc. and Subsidiaries
Non-GAAP Supplementary Materials
Reconciliation of GAAP Results to non-GAAP adjusted Results
(Unaudited)

	Three Months Ended November 30,				Nine Months Ended November 30,
	2005	2005	2006	2006	2005	2005	2006	2006
	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP
		(1)		(1)		(1)		(1)
Revenue:
Exhibition revenues	$2,650,000	$2,650,000	$7,659,000	$7,659,000	$8,540,000	$8,540,000	$19,006,000	$19,006,000
Merchandise and other	101,000	101,000	262,000	262,000	411,000	411,000	961,000	961,000
Sale of coal	21,000	21,000	25,000	25,000	87,000	87,000	81,000	81,000

Total revenue	2,772,000	2,772,000	7,946,000	7,946,000	9,038,000	9,038,000	20,048,000	20,048,000
Cost of revenue:
Exhibition costs	895,000	895,000	1,867,000	1,867,000	2,318,000	2,318,000	4,404,000	4,404,000
Cost of merchandise sold	4,000	4,000	30,000	30,000	22,000	22,000	105,000	105,000
Cost of coal sold	1,000	1,000	4,000	4,000	9,000	9,000	10,000	10,000

Total cost of revenue (exclusive of depreciation and amortization shown separately below)	900,000	900,000	1,901,000	1,901,000	2,349,000	2,349,000	4,519,000	4,519,000
Gross profit	1,872,000	1,872,000	6,045,000	6,045,000	6,689,000	6,689,000	15,529,000	15,529,000

Operating expenses:
General and administrative (a)	1,677,000	727,000	2,105,000	1,460,000	4,076,000	3,126,000	6,563,000	5,063,000
Depreciation and amortization (b)	292,000	—	341,000	—	655,000	—	1,053,000	—
Litigation settlement	—	—	—	—	—	—	350,000	350,000
Loss on sale of fixed assets	—	—	—	—	84,000	84,000	—	—

Total operating expenses (a)(b)	1,969,000	727,000	2,446,000	1,460,000	4,815,000	3,210,000	7,966,000	5,413,000

Income from operations (a)(b)	(97,000)	1,145,000	3,599,000	4,585,000	1,874,000	3,479,000	7,563,000	10,116,000
Other income and expenses:
Interest income	33,000	33,000	55,000	55,000	37,000	37,000	107,000	107,000
Interest expense	(14,000)	(14,000)	(12,000)	(12,000)	(65,000)	(65,000)	(51,000)	(51,000)
Other income	168,000	168,000	25,000	25,000	168,000	168,000	36,000	36,000

Total other income and expenses	187,000	187,000	68,000	68,000	140,000	140,000	92,000	92,000
Income before provision for income taxes (a) (b)	90,000	1,332,000	3,667,000	4,653,000	2,014,000	3,619,000	7,655,000	10,208,000
Provision for income taxes (c)	—	—	1,467,000	—	—	—	3,062,000	—
Net income (a) — (c)	$90,000	$1,332,000	$2,200,000	$4,653,000	$2,014,000	$3,619,000	$4,593,000	$10,208,000

Net income per share:
Basic income per common share	$0.00	$0.05	$0.08	$0.16	$0.09	$0.15	$0.17	$0.37

Diluted income per common share	$0.00	$0.05	$0.07	$0.15	$0.08	$0.14	$0.15	$0.33

Shares used in basic per share calculations	24,517,620	24,517,620	28,310,105	28,310,105	23,453,426	23,453,426	27,338,690	27,338,690

Shares used in diluted per share calculations	27,824,242	27,824,242	31,881,095	31,881,095	26,760,048	26,760,048	30,665,766	30,665,766

Premier Exhibitions’ non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, the above Non-GAAP Consolidated Statements of Operations are not based on a comprehensive set of accounting rules or principles.
Note 1.
     A reconciliation between net income on a GAAP basis and pro forma net income is as follows:

	Three Months Ended November 30,		Nine Months Ended November 30,
	2005	2006	2005	2006
GAAP net income	$90,000	$2,200,000	$2,014,000	$4,593,000
(a) Non-cash option, warrant and stock based compensation	950,000	645,000	950,000	1,500,000
(b) Depreciation and amortization expense	292,000	341,000	655,000	1,053,000
(c) Non-cash provision for income taxes	—	1,467,000	—	3,062,000

Pro forma net income	$1,332,000	$4,653,000	$3,619,000	$10,208,000

Premier Exhibitions, Inc. and Subsidiaries
Non-GAAP Supplementary Materials
ATTACHMENT II (continued)
EBITDA

	Three Months Ended November 30,		Nine Months Ended November 30,
	2005	2006	2005	2006
Income (loss) from operations	$(97,000)	$3,599,000	$1,874,000	$7,563,000
Depreciation and amortization	292,000	341,000	655,000	1,053,000

EBITDA	$195,000	$3,940,000	$2,529,000	$8,616,000

Non-GAAP Measure:
EBITDA is defined as net income from continuing operations before interest and other income, income taxes, depreciation and amortization. EBITDA should not be considered as an alternative to net income, cash flows from operations or any other indicator of Premier Exhibitions’ performance or liquidity, determined in accordance with U.S. GAAP.
FREE CASH FLOW

	Three Months Ended November 30,		Nine Months Ended November 30,
	2005	2006	2005	2006
Net income	$90,000	$2,200,000	$2,014,000	$4,593,000
Depreciation and amortization	292,000	341,000	655,000	1,053,000
Capital Expenditures	(201,000)	(332,000)	(3,298,000)	(2,146,000)

Free Cash Flow	$181,000	$2,209,000	$(629,000)	$3,500,000

Non-GAAP Measure:
Free Cash Flow is defined as net income plus depreciation and amortization less cash used for capital expenditures. Free Cash Flow does not represent cash flows from operations as defined by GAAP, and should not be considered as either an alternative to net income as an indicator of Premier Exhibitions’ operating performance or as an alternative to cash flows as a measure of Premier Exhibitions’ liquidity.